ENDORSEMENT NO. 1

Attaching to and forming part of the QUOTA SHARE RETROCESSION REINSURANCE AGREEMENT between DORINCO REINSURANCE COMPANY, Midland, Michigan (hereinafter called the "Company") and the Reinsurer specifically identified below (hereinafter called the "Reinsurer").

IT IS AGREED, effective 12:01 a.m., Central Standard Time, July 1, 1997 that ARTICLE 2 - COVER, shall read as follows and not as heretofore:

The Company will cede, and the Reinsurer will accept as reinsurance, a 33.33% share of all business reinsured hereunder.

In addition, the Company will cede, and the Reinsurer will accept as reinsurance, a 33.33% share of the Company's liability arising from losses for Extra Contractual Obligations and/or loss in excess of the Policy limit as described in the EXTRA CONTRACTUAL OBLIGATIONS and EXCESS OF POLICY LIMITS ARTICLES, up to $2,000,000 each loss. Should the loss for Extra Contractual Obligations and/or loss in excess of the Policy limit exceed $2,000,000, the Company will cede, and the Reinsurer will accept 100% of the liability for such loss in excess of $2,000,000.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF, the parties hereto, by their authorized representatives, have executed this Endorsement as of the following dates:

AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

Date____________________________________

By______________________________________
(signature)

________________________________________
(name)

________________________________________
(title)


DORINCO REINSURANCE COMPANY


Date____________________________________

By______________________________________
(signature)

________________________________________
(name)

________________________________________
(title)